PLEDGE AND SECURITY AGREEMENT

     This Pledge and Security Agreement (this "Agreement") dated as of July 31, 2003 between Laurus Master Fund, Ltd. ("Pledgee") and CrossingGuard, Inc., a Delaware corporation ("Pledgor").

                                   BACKGROUND
                                   ----------

     Pledgee and Pledgor's ultimate parent corporation, Nestor, Inc. have entered or are entering into a Securities Purchase Agreement dated as of July 31, 2003 (as amended, modified, restated or supplemented from time to time, the "Purchase Agreement") pursuant to which Pledgee provides or will provide certain financial accommodations to Pledgor's ultimate parent corporation.

     In order to induce Pledgee to enter into the transactions contemplated by the Purchase Agreement, Pledgor has agreed to pledge and grant a security interest in the collateral described herein to Pledgee on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein which are not defined shall have the meanings given to them in the Purchase Agreement.

2.   Pledge and Grant of Security Interest.

     To secure the full and punctual payment and performance of (a) all indebtedness obligations and liabilities of Pledgor's ultimate parent to Pledgee under the Purchase Agreement and (b) all indebtedness, obligations and liabilities of Pledgor's parent to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by the Purchase Agreement or any other note, agreement, guaranty, instrument or otherwise (collectively, the "Indebtedness"), Pledgor hereby assigns, transfers and pledges, assigns, hypothecates, transfers and grants to Pledgee a continuing security interest in all of the property described on Schedule A annexed hereto, now owned or at any time hereafter racquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (collectively, the "Collateral").

3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full) that:

     (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

     (b) This Agreement constitutes the valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

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     (c)  Other than a deposit  account  control  agreement to be executed on or prior to the date hereof in favor of and on terms satisfactory to Pledgee by the financial institution at which the Pledged Account (as defined in Schedule A hereto) is maintained, no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Agreement or, the exercise by Pledgee of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

     (d) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

     (e) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Pledgee in accordance with the terms of this Agreement.

     (f) Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens").

     (g) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Pledgee all rights of Pledgor in the Collateral as contemplated by this Agreement.

4. Affirmative Covenants. Until such time as all of the Indebtedness has been paid in full, Pledgor shall:

     (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all Liens, except for the Liens granted to Pledgee under this Agreement.

     (b) In the event Pledgor comes into possession of any portion of the Collateral in violation of the terms of this Agreement, hold the same in trust for Pledgee and deliver to Pledgee such Collateral in the form received no later than one (1) business day following Pledgor's receipt thereof.

     (c) In the event any portion of the Collateral is held by a third party, take all action that Pledgee may request so as to maintain the validity, enforceability, perfection and priority of Pledgee's security interest in the Collateral.

     (d) Within five (5) business days of receipt thereof by Pledgor, deliver to Pledgee all notices and statements relating to the Collateral received by Pledgor or any third party holding the Collateral.

     (e) Notify Pledgee promptly of (a) any adverse event relating to the Collateral or any adverse change in the value of the Collateral and
          (b) Pledgee's intention to commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect).

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     (f)  At the  written  request of Pledgee at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements, control agreements and further instruments and documents as Pledgee may reasonably request in order
          to  more  fully  perfect,   evidence  or  effectuate  the  pledge  and
          assignment hereunder and the security interest granted hereby and to enable Pledgee to exercise and enforce its rights and remedies hereunder. Pledgee is hereby authorized to file one or more financing or continuation statements under the applicable Uniform Commercial Code (as in effect from time to time, the "UCC") relating to the Collateral, naming Pledgee as "secured party."

     (g) Furnish to Pledgee such other information relating to the Collateral as Pledgee may from time to time reasonably request.

5. Negative Covenants. Until such time as the Indebtedness has been irrevocably paid in full, Pledgor shall not: sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any Lien with respect to any of the Collateral or the proceeds thereof other than the Lien granted to Pledgee under this Agreement.nor shall it change the ownership of the Pledged Account, other than with the prior written consent of Pledgee. Notwithstanding the immediately foregoing sentence, if no Event of Default under the Note shall have occurred and be continuing Pledgee may have access to funds on deposit in the Pledged Account, make or cause to be made any transfers from the Pledged Account, and/or make or cause to be made any withdrawals from the Pledged Account.

6.   Events of Default.

     The term "Event of Default" wherever used herein shall mean the occurrence of any one of the following events:

     (a) An "Event of Default" under the Note Agreement shall have occurred and shall not have been cured during any applicable cure or grace period;

     (b) Pledgor's failure to comply with or perform any of its undertakings or obligations under any agreement between Pledgor and Pledgee, including, without limitation, this Agreement, and such failure shall not be cured for a period of twenty (20) business days after written notice thereof is received by the Pledgor from Pledgee;

     (c) Any representation, warranty, statement or covenant made or furnished to Pledgee by or on behalf of Pledgor in connection with this Agreement and/or the Purchase Agreement proves to have been false in any material respect when made or furnished or is breached, violated or not complied with and such breach, violation or noncompliance shall not be cured for a period of twenty (20) business days after written notice thereof is received by the Pledgor from Pledgee;

     (d) Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence or inform Pledgee of its intention to commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a


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          bankrupt or insolvent,  (v) file a petition  seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within ninety (90) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing; or

     (e) The Collateral is subjected to levy of execution, attachment, distraint or other judicial process; or the Collateral is the subject of a claim (other than by Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of thirty (30) days after written notice thereof.

7.   Remedies.

     Upon the occurrence of an Event of Default, Pledgee may:

          (i) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, realize upon the Collateral (or any part thereof) or debit the Pledged Account (as defined in Schedule A hereto), in each case as Pledgee may determine in its sole discretion;

          (ii) Transfer the Collateral into its name or into the name of its nominee or nominees;

          (iii)Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as Pledgee in its sole discretion may determine.

     Pledgor acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of any of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, Pledgee shall have all of the rights and remedies of a secured party under applicable law and the UCC.

8. Proceeds of Collateral Agreement. The proceeds of any disposition of the Collateral under this Agreement shall be applied as follows:

     (a) First, to the payment of all costs, expenses and charges of Pledgee and to the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, attorneys' fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the rate prescribed in the Note from the date of payment;

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

     (b) Second, to the payment of the Obligations, in whole or in part, in such order as Pledgee may elect, whether or not such Obligation is then due;

     (c) Third, to such persons, firms corporations or other entities as required by applicable law including, without limitation the UCC; and

     (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

     In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Note plus the reasonable costs and fees of any attorneys employed by Pledgee to collect such deficiency.

9. Waiver of Marshaling. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

10. No Waiver. Any and all of Pledgee's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Pledgee in reference to any of the Indebtedness. Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Pledgee's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

11. Expenses. The Collateral shall secure, and Pledgor shall pay to Pledgee on demand, from time to time, all costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Pledgee under this Agreement or with respect to any of the Indebtedness.

12. Pledgee Appointed Attorney-In-Fact and Performance by Pledgee. Upon the occurrence and continuance of an Event of Default, Pledgor hereby irrevocably constitutes and appoints Pledgee as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Pledgee's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby


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     declares  this  power  of  attorney  to be  coupled  with an  interest  and irrevocable. If Pledgor fails to perform any agreement herein contained, Pledgee may itself perform or cause performance thereof, and any costs and expenses of Pledgee incurred in connection therewith shall be paid by Pledgor as provided in Section 11 hereof.

13.  Captions.   All  captions  in  this  Agreement  are  included   herein  for
     convenience of reference only and shall not constitute part of this Agreement for any other purpose.

14.  Miscellaneous.

     (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

     (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

     (d) This Agreement shall be binding upon Pledgor, and Pledgor's successors and assigns, and shall inure to the benefit of Pledgee and its successors and assigns.

     (e) Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the notice provisions of the Purchase Agreement.

     (f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

     (g) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR


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          TORT OR  OTHERWISE  AND EACH PARTY HERETO  HEREBY  AGREES AND CONSENTS
          THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     (h) PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                            CROSSINGGUARD, INC.


                                            By:  /s/ Nigel P. Hebborn
                                               ---------------------------------
                                                 Name:   Nigel P. Hebborn
                                                 Its:    President


                                            LAURUS MASTER FUND, LTD.


                                            By:  /s/ David Grin
                                               ---------------------------------
                                                 Name:  David Grin
                                                 Its:  Partner




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                                   SCHEDULE A

                            Description of Collateral
                            -------------------------


     All of Pledgor's right, title and interest in and to deposit account (the "Pledged Account") number 7915666874maintained with Commerce Bank ("Bank"), all contract rights, claims and privileges in respect of the Pledged Account, all cash, checks, money orders and other items of value of Pledgor now or hereafter paid to, deposited in, credited to, held (whether for collection, provisionally or otherwise) for deposit in or otherwise in the possession or under the control of, or in transit to, Bank or any agent, bailee or custodial thereof for deposit in the Pledged Account, and all interest and income received therefrom, all substitutions therefor and all proceeds thereof in any form.


     All of Pledgor's accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates, but not own intellectual property), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.


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